F I N A N C I A L R E S U L T S First Quarter 2007 A P R I L 1 8, 2 0 0 7

1Q07 Managed Results1 $ in millions 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $62mm in 1Q07, $100mm in 4Q06 and $71mm in 1Q06 3 Includes impact related to adoption of SFAS 123R of $64mm in 1Q07, $43mm in 4Q06 and $459mm in 1Q06 4 On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses including trustee, paying agent, loan agency and document management services for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for each of the prior periods presented. 4Q06 results included a $622mm after-tax gain related to exiting the corporate trust business 5 Actual numbers for all periods, not over/under 6 See note 1 on slide 16

Capital Management 1 For dividend payable on July 31, 2007. Previously declared dividend of $0.34 per share to be paid on April 30, 2007 2 The new authorization commences April 19, 2007 and replaces the firm's previous $8B repurchase program authorized on March 21, 2006. As of the close of business on April 17, 2007, there was approximately $850mm remaining on the March 2006 authorization 3 See note 1 on slide 16 4 Estimated for 1Q07 Quarterly dividend increase of 12% to $0.38 per share1 Repurchased 80.9mm shares for $4.0B in 1Q07 Board authorizes $10B repurchase plan2 $ in billions

Converted 1.2 million active deposit accounts, with a total balance of $14.5B Converted over 119K active loan accounts, with a total loan balance of $4B Over 1 million customers converted Approximately 4,000 work stations installed Over 400 ATMs converted 100,000 hours of training of approximately 4,000 customer-facing employees, including 2,800 within the branches More than 550,000 hours of programming and testing over the last year 9 months of preparation involving hundreds of employees Conversion Statistics Maintained call center daily service levels throughout the event Successful Concierge Program used to assist customers via ATM or by redirecting to nearby Chase branches All non-branch customer channels available to customers with up-to-date data by opening of next business day Minimal customer impacts due to ability to provide customers access to funds throughout conversion Key Highlights Successfully completed system conversion and rebranding of Bank of New York branches Bank of New York Conversion

Record net income of $1.5B on record revenue of $6.3B ROE of 30% Record IB fees of $1.7B up 48% YoY driven by record debt and equity underwriting and strong advisory fees #1 in Global Equity and Equity-Related6 #1 in Global Syndicated Loans6 #2 in Global Announced M&A6 #2 in Global Long Term Debt6 Record Fixed Income Markets up 25% YoY reflecting improved results in commodities versus weak 1Q06 and strong performance in credit and rate markets Record Equity Markets results reflect strong performance across products with particular strength in Europe Expense up 15% YoY due to higher performance-based compensation, partially offset by the absence of prior year expense related to the adoption of SFAS 123R $ in millions 1 Certain transaction costs that were previously reported in revenue have been reclassified to expense. Revenue and expense have been reclassified for all periods presented 2 1Q07 revenue includes a benefit of $166mm related to the adoption of SFAS 157 ("Fair Value Measurements") on January 1, 2007 3 Actual numbers for all periods, not over/under 4 Ratio is calculated excluding effect of SFAS 123R for 1Q06 and 4Q06 5 Average Trading and Credit Portfolio VAR 6 Source: Thomson Financial, 1Q07 Investment Bank

Key Statistics1 ($ in billions) Retail Financial Services - Drivers 1 Actual numbers for all periods, not over/under 2 Does not include held-for-sale loans 3 Reflects primarily subprime mortgage loans owned. $19.4B of prime mortgage loans were transferred to Corporate on 1/1/07 Average deposits up 6% ex. BNY YoY and up 2% QoQ Home equity originations up 9% YoY; mortgage loan originations up 21% YoY Branch production statistics YoY Checking accounts up 13% Credit card sales up 17% Mortgage loan originations up 52% Investment sales up 35% Transferred prime mortgage portfolio to the investment portfolio in Corporate, with no impact on RFS financial results 3rd party mortgage loans serviced up 13% YoY

Retail Financial Services Net income of $859mm, down 2% YoY and up 20% QoQ 1Q06 results included Insurance but not BNY, and a $50mm mark-to-market loss on Auto loans transferred to held-for-sale 4Q06 included loss on portfolio repositioning and additional BNY allowance Excluding the above items, YoY revenue growth reflects higher home equity loans and deposit balances and increased deposit-related fees, partially offset by a charge for accelerated surrenders of annuities and a shift to narrower spread deposits; QoQ revenue increase due to seasonal tax business Credit costs reflect higher losses in subprime mortgage and to a lesser extent increased provision in home equity related to weaker housing prices, partially offset by a Katrina reserve release Excluding the items above, YoY expense growth reflects investments in the retail distribution network partially offset by expense efficiencies Successfully completed BNY systems conversion and branch rebranding ($ in millions) 1 As a result of the adoption of SFAS 159 ("Fair Value Option") certain loan origination costs have been reclassified to expense (previously netted against revenue) in 1Q07 2 Actual numbers for all periods, not over/under

Subprime mortgage Sub-prime Prime Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1/1/2005 0.0209 0.0087 2/1/2005 0.0245 0.0088 3/1/2005 0.0228 0.0081 4/1/2005 0.022 0.0077 5/1/2005 0.0211 0.0076 6/1/2005 0.0215 0.0076 7/1/2005 0.0242 0.0062 8/1/2005 0.0246 0.0062 9/1/2005 0.0248 0.0057 10/1/2005 0.0287 0.0067 11/1/2005 0.0325 0.0076 12/1/2005 0.0338 0.0077 1/6/2006 0.0343 0.0077 2/6/2006 0.035 0.0078 3/6/2006 0.031 0.0073 4/6/2006 0.0314 0.0069 5/6/2006 0.0325 0.0063 6/6/2006 0.0344 0.0066 7/6/2006 0.0375 0.0065 8/6/2006 0.0394 0.0067 9/6/2006 0.0448 0.0069 10/1/2006 0.0441 0.0069 11/1/2006 0.0557 0.0074 12/1/2006 0.0727 0.0074 1/1/2007 0.0733 0.0077 2/1/2007 0.0746 0.0075 3/1/2007 0.082 0.0088 30-day delinquency trend1 Key statistics Tightening of underwriting standards 1 Delinquency rates excludes government guaranteed mortgages. Includes loans transferred to Corporate in January 2007 LTVs greater than 80% - minimum FICO scores raised Stated income borrowers Raised minimum FICO scores Reduced maximum LTVs Comments on sub-prime mortgage exposure Expect continued poor loss experience on pre-2007 production 1Q07 reserve addition to cover anticipated losses Going forward, tightened standards will generate acceptable returns on new production Selling or retaining future production will be a dynamic economic decision 2 Excludes mortgage loans held in the Community Development loan portfolio

$ in millions Net income of $765mm down 15% YoY ROE of 22%; ROO of 3.28% Prior year included benefit related to new bankruptcy legislation Avg outstandings of $149B up 8% YoY and 1% QoQ Revenue flat YoY driven by: Higher loan balances and a 9% increase in charge volume Offset by higher revenue reversals related to increased charge-offs, higher cost of funds on increased promotional, introductory and transactor balances, as well as higher partner payments and rewards expense Revenue down 2% QoQ driven by seasonally lower charge volume partially offset by higher loan balances, including growth in non- promotional balances Credit costs down 4% from 4Q, reflecting an $85mm reduction in the allowance; continued strength in underlying credit quality Expense down 7% QoQ driven by lower marketing Card Services (Managed) 1 Actual numbers for all periods, not over/under

$ in millions 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Record net income of $304mm up 27% YoY Loans up 13% YoY due to organic growth and BNY; Liability balances up 16% YoY Revenue of $1B up 11% YoY due to increased liability balances, growth in IB revenue, securities gains related to loan workouts and higher loan volumes, partially offset by a shift to narrower-spread liability products and loan spread compression Overhead ratio of 48% Credit costs reflect no net losses Commercial Banking

$ in millions Net income of $263mm flat YoY Pre-tax margin of 27% Liability balances up 18% YoY; Assets under custody up 31% YoY Revenue up 3% YoY driven by new business, increased product usage by existing clients, higher liability balances and market appreciation, partially offset by price compression and a shift to narrow-spread liability products Expense up 3% YoY primarily due to increased client activity and investment in new product platforms, partially offset by the absence of prior year expense related to adoption of SFAS 123R 1 Actual numbers for all periods, not over/under 2 Reflects increase in allocated capital from $2.2B to $3.0B in 1Q07 3 Includes deposits and deposits swept to on-balance sheet liabilities Treasury & Securities Services

$ in millions 1 Actual numbers for all periods, not over/under 2 $5.3B of held-for-investment prime mortgage loans were transferred to Corporate on January 1, 2007 Record net income of $425mm up 36% YoY Pre-tax margin of 36% Revenue of $1.9B up 20% YoY with double-digit growth across Private Bank, Institutional and Retail client segments Expense up 12% YoY driven by higher compensation and increased Highbridge minority interest, partially offset by absence of prior year expense related to adoption of SFAS 123R Assets under management of $1.1T up 21% YoY and 4% QoQ Net AUM inflows of $19B Asset Management

1 Discontinued operations relate to the sale of select corporate trust businesses, with net income of $620mm in 4Q06 and $54mm in 1Q06 2 Reflects reclassification of certain private equity carried interest from revenue to compensation expense beginning in 1Q07 3 Actual numbers for all periods, not over/under Corporate Total Corporate ($ in millions) Private Equity ($ in millions)

A P P E N D I X

SFAS 157 - Fair value measurements EITF 02-3 nullification Firm's nonperformance risk (IB) Private equity (Corporate) Accounting developments FIN 48 - Uncertainty in income taxes SFAS 159 - Fair value option 1Q07 Accounting items P&L impact Equity impact $287mm after-tax $166mm pre-tax $464mm pre-tax $436mm $199mm after-tax Transition impact Other accounting items As a result of the adoption of SFAS 159: Approximately $12B of loans, primarily warehouse loans in the Investment Bank, were reclassified from loans held-for-sale to trading assets For certain Investment Bank structured notes elected, all components of earnings are reported in principal transactions, causing a shift between principal transactions and net interest income in the current quarter Certain transaction costs (primarily in the Investment Bank) that were previously reported in revenue have been reclassified to expense. Revenue and expense have been reclassified for all periods presented

Notes on non-GAAP financial measures This presentation includes non-GAAP financial measures. TCE as used on slide 2 for purposes of a return on tangible common equity and presented as Tangible Common Equity on slide 3 (line 1) is defined as common stockholders' equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide 3 (line 8) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders' equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm's capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. Financial results are presented on a managed basis.

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Annual Report on Form 10- K for the year ended December 31, 2006, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).